Consolidated net debt (Tables)	6 Months Ended
Jun. 30, 2018
Disclosure Of Consolidated Net Debt [Abstract]
Analysis of changes in consolidated net debt
	Financing liabilities (b)		Other assets
	Borrowings (including finance leases) excluding	Debt-related derivatives (included in	Cash/	Other	30 June 2018	31 December 2017
	overdraft	Other financial	Overdraft	investments	Net debt	Net debt
	(a)	assets/liabilities)	(b)	(c)	US$m	US$m
Analysis of changes in consolidated net debt
Opening balance	(15,173)	(177)	10,547	958	(3,845)	(9,587)
Foreign exchange adjustment	73	(33)	(20)	-	20	(70)
Cash movements excluding exchange movements	2,074	51	(4,533)	1,047	(1,361)	5,859
Other non-cash movements	113	(151)	(5)	-	(43)	(47)
Closing balance	(12,913)	(310)	5,989	2,005	(5,229)	(3,845)

(a)

Borrowings (including finance leases) at 30 June 2018 differ from total borrowings and other financial liabilities of US$13,726 million (31 December 2017: US$16,052 million) on the balance sheet as they exclude overdrafts of US$nil million (31 December 2017: US$3 million), other current financial liabilities of US$282 million (31 December 2017: US$352 million) and other non-current financial liabilities US$531 million (31 December 2017: US$524 million).

(b)

The opening balance at 1 January 2018 included bank overdrafts of US$3 million which are classified as financial liabilities on the balance sheet. At 30 June 2018 there were no overdrafts. Other non-cash movements represents the reclassification of cash and cash equivalents in disposal groups to assets held for sale.

(c)	Other investments comprise US$2.0 billion (31 December 2017: US$958 million) of highly liquid financial assets held in managed investment funds classified as held at fair value through profit or loss.